UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2016

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Mellen Street
Hampton, Virginia  23663
(Address of principal executive offices)  (Zip Code)

(757)728-1200
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Old Point Financial Corporation (the Company) held its annual stockholders' meeting (Annual Meeting) on May 24, 2016. Seven proposals were submitted to the Company's stockholders, including a proposal to approve the Old Point Financial Corporation 2016 Incentive Stock Plan (the Incentive Stock Plan), which is described in detail in the Company's proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 14, 2016 (Proxy Statement). The Incentive Stock Plan was approved by the Company's Board of Directors (the Board), subject to stockholder approval, on January 12, 2016, based on the recommendations of the Compensation and Benefits Committee (the Committee) of the Board.  The Incentive Stock Plan became effective upon stockholder approval at the Annual Meeting.

The purpose of the Incentive Stock Plan is to promote the success of the Company by providing incentives to key employees and non-employee directors to associate their personal interests with the long-term financial success of the Company, including its subsidiaries, and with growth in stockholder value, consistent with the Company's risk management practices. The Incentive Stock Plan is designed to provide flexibility to the Company, including its subsidiaries, in its ability to motivate, attract and retain the services of key employees and non-employee directors upon whose judgment, interest and special effort the successful conduct of the Company's operations largely depends.

The Incentive Stock Plan authorizes the granting of stock options, restricted stock, restricted stock units, stock appreciation rights, stock awards and performance units. Awards may be granted under the Incentive Stock Plan to key employees and non-employee directors of the Company and certain of its subsidiaries, as determined by the Committee, which has been appointed to administer the Incentive Stock Plan.

Subject to the right of the Company's Board to terminate the Incentive Stock Plan at any time, awards may be granted under the Incentive Stock Plan until May 23, 2026, after which date no further awards may be granted under the Incentive Stock Plan. Any awards granted under the Incentive Stock Plan that are outstanding on May 23, 2026 will remain outstanding and valid in accordance with their terms.

Subject to adjustment in the event of certain changes in the Company's capital structure, the maximum number of shares of the Company's common stock that may be issued under the Incentive Stock Plan is 300,000.  Shares of common stock related to awards that terminate, expire, or lapse for any reason without the issuance of such shares and shares of common stock related to restricted stock awards that are forfeited will not count against this maximum.

The maximum number of shares with respect to which awards may be granted in any calendar year to a key employee under the Incentive Stock Plan is the lesser of (a) 3,000 shares in the aggregate or (b) such number of shares having a fair market value on the grant date(s) of $75,000 in the aggregate. The maximum number of shares with respect to which awards may be granted in any calendar year to a non-employee director under the Incentive Stock Plan is the lesser of (c) 3,000 shares in the aggregate or (d) such number of shares having a fair market value on the grant date(s) of $30,000 in the aggregate. No fractional shares will be issued or delivered pursuant to the Incentive Stock Plan or any award under the Incentive Stock Plan.

The Committee has the authority under the Incentive Stock Plan to select participants and to grant awards on terms the Committee considers appropriate, subject to the provisions of the Incentive Stock Plan.  The Committee also has the authority, among other things, to construe and interpret the Incentive Stock Plan and the award agreements, to establish, amend, or waive rules or regulations for the Incentive Stock Plan's administration, to accelerate the exercisability of any award or the termination of any period of restriction or other restriction and to make all other determinations and take all other actions for the administration of the Incentive Stock Plan.  The Committee may delegate its authority under the Incentive Stock Plan to the Company's Chief Executive Officer and/or Chief Financial Officer, except in the case of awards to directors and certain executive officers.

All awards under the Incentive Stock Plan, whether vested or unvested, are subject to the terms of any recoupment, clawback or similar policy of the Company in effect from time to time, as well as any similar provisions of applicable law, which could in certain circumstances require repayment or forfeiture of awards or any shares of stock or other cash or property received with respect to the awards, including any value received from a disposition of the shares acquired upon payment of the awards.

The foregoing description of the Incentive Stock Plan is qualified in its entirety by reference to the full text of the Incentive Stock Plan, which is attached as Exhibit 10.15 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 24, 2016, seven proposals were submitted to the Company's stockholders, which are detailed in the Company's Proxy Statement.  A quorum of stockholders was present, consisting of a total of 4,474,838.74 shares, represented in person or by proxy.  The final results for the votes regarding the proposals are set forth below.

At the 2016 Annual Meeting, stockholders elected the 13 directors listed below to serve as directors of the Company for one-year terms, having received the following votes:

Director Nominee	For	Withheld	Broker Non Votes
Stephen C. Adams	3,880,984.83	216,695.92	377,158.00
James Reade Chisman	3,880,299.34	217,381.40	377,158.00
Russell S. Evans, Jr.	3,878,848.92	218,831.83	377,158.00
Michael A. Glasser	3,709,483.71	388,197.03	377,158.00
Dr. Arthur D. Greene	3,876,912.88	220,767.86	377,158.00
John Cabot Ishon	3,877,886.90	219,793.85	377,158.00
William F. Keefe	3,942,465.57	155,215.17	377,158.00
Tom B. Langley	3,880,910.05	216,770.70	377,158.00
Dr. H. Robert Schappert	3,875,745.66	221,935.09	377,158.00
Robert F. Shuford, Sr.	3,879,849.83	217,830.91	377,158.00
Robert F. Shuford, Jr.	3,874,741.88	222,938.86	377,158.00
Ellen Clark Thacker	3,881,006.57	216,674.18	377,158.00
Joseph R. Witt	3,875,405.46	222,275.28	377,158.00

Also at the 2016 Annual Meeting, stockholders approved the advisory proposal regarding the compensation of the Company's named executive officers, with the following votes:

For	Against	Abstain	Broker Non Votes
3,805,820.45	186,873.08	104,987.21	377,158.00

Also at the 2016 Annual Meeting, stockholders approved the Old Point Financial Corporation 2016 Incentive Stock Plan, with the following votes:

For	Against	Abstain	Broker Non Votes
3,795,584.33	285,937.56	16,158.85	377,158.00

Also at the 2016 Annual Meeting, stockholders approved the Old Point Financial Corporation Employee Stock Purchase Plan, with the following votes:

For	Against	Abstain	Broker Non Votes
3,791,323.67	269,201.23	37,155.85	377,158.00

Also at the 2016 Annual Meeting, stockholders approved the amendment to the Company's Articles of Incorporation implementing a majority voting standard for uncontested director elections, with the following votes:

For	Against	Abstain	Broker Non Votes
3,786,266.35	291,955.39	19,458.99	377,158.00

Also at the 2016 Annual Meeting, stockholders approved the amendment to the Company's Articles of Incorporation eliminating cumulative voting in director elections, with the following votes:

For	Against	Abstain	Broker Non Votes
3,778,219.60	297,390.37	22,070.77	377,158.00

Also at the 2016 Annual Meeting, the stockholders ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016, with the following votes:

For	Against	Abstain	Broker Non Votes
4,366,001.64	106,328.00	2,509.11	0.00

Item 8.01  Other Events.

Articles of Amendment

At the Annual Meeting held on May 24, 2016, two proposals to amend the Company's Articles of Incorporation (to implement a majority voting standard for uncontested director elections and to eliminate cumulative voting in director elections) were approved by the Company's stockholders.  These amendments to the Company's Articles of Incorporation became effective on May 26, 2016.  The full text of the Company's Articles of Amendment to Articles of Incorporation is attached as Exhibit 3.1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Updated Description of Securities

The following "Description of Capital Stock" on this Current Report on Form 8-K is being filed to update and supersede the description of the Company's securities contained in its registration statement on Form S-14 filed with the Securities and Exchange Commission (the SEC) on February 22, 1984, including any amendments or reports the Company has filed for purposes of updating that description. This description will be available for incorporation by reference into certain of the Company's filings with the SEC under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including registration statements.

Description of Capital Stock

General

The following summary does not purport to be a complete description of the applicable provisions of the Company's Articles of Incorporation and Bylaws, as either may be amended or restated from time to time, or of applicable statutory or other law, and is qualified in its entirety by reference thereto.

Common Stock

The Company's authorized capital stock consists of 10,000,000 shares of common stock at a par value of $5.00 per share (Common Stock). The Company's Common Stock is currently listed on the Nasdaq Capital Market under the symbol "OPOF."

As of April 30, 2016, there were 4,959,009 shares of Common Stock issued and outstanding.

Voting and Quorum
With respect to any matter submitted to a vote of stockholders, each stockholder of record entitled to vote shall be entitled to one vote for each share of stock standing in his name on the books of the Company. Cumulative voting is not allowed in the election of directors or for any other purpose.

At any meeting of stockholders, the holders of a majority of the shares issued and outstanding and entitled to vote, being present in person or represented by proxy, constitutes a quorum for all purposes, including the election of directors. Each stockholder entitled to vote shall be entitled to vote either in person or by proxy duly appointed by an instrument in writing, subscribed by such stockholder or by his authorized attorney. With the exception of director elections, when a quorum is present at any meeting of stockholders, action on a matter is approved if the votes cast favoring the action exceed the votes cast opposing the action (i.e., abstentions and broker non-votes have no effect), unless the matter is one upon which by express provision of a statute or the Company's Articles of Incorporation, a different vote is required, in which case such express provision shall govern and control the required voting standard applicable to such matter.

As it relates to uncontested director elections, when a quorum is present at any meeting of stockholders, a nominee for director is elected to the Board of Directors if the votes cast for the nominee's election exceed the votes cast to withhold authority with regard to the nominee's election (i.e., abstentions and broker non-votes have no effect). With respect to contested director elections (i.e., where the number of director candidates exceeds the number of directors to be elected), a plurality voting standard applies. Under a plurality voting standard, director nominees receiving the highest number of affirmative votes cast are elected, even if less than a majority.

The affirmative vote of the holders of not less than 75% of the outstanding Common Stock is required for the approval or authorization of a Business Combination (as defined in the Company's Articles of Incorporation and which includes, but is not limited to, a merger or sale of substantially all of the Company's assets). However, if a Business Combination has been approved by the affirmative vote of at least 80% of the entire Board of Directors, then the Business Combination only requires such approval as is required by law.  Generally speaking, the Virginia Stock Corporation Act (the VSCA) requires the approval of more than two-thirds of all shares entitled to vote in the case of major corporate transactions, such as a merger or sale of substantially all of the Company's assets.

Dividends
Holders of Common Stock are entitled to share in all dividends that the Board of Directors, in its discretion, declares from legally available funds.  The Company's ability to pay dividends is dependent on earnings and financial condition, among other things, and is subject to certain restrictions imposed by various statutes and regulations.

Liquidation, Dissolution or Winding Up
In the event of a liquidation, dissolution or winding up, each outstanding share of Common Stock entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the Common Stock.

Preemptive Rights
Holders of the Company's Common Stock have no preemptive or similar rights to acquire any additional unissued shares of Common Stock and have no conversion or redemption rights.  There are no sinking fund provisions with respect to the Common Stock.

Calls and Assessments
All of the issued and outstanding shares of Common Stock are fully paid, non-assessable and non-callable. Any additional shares of Common Stock the Company issues will also be fully paid, non-assessable and non-callable.

Transfer Agent
The transfer agent for the Common Stock is Computershare Trust Co., N.A., located in Providence, Rhode Island.

Investments Not Insured or Guaranteed
Investments in the Common Stock do not qualify as deposits or savings accounts and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency and are subject to investment risk, including the possible loss of principal.

Certain Ownership Restrictions
The Company is a bank holding company. A holder of Common Stock (or group of holders acting in concert) that directly or indirectly owns, controls or has the power to vote interests in the Company at certain thresholds (beginning as low as 5% of any class of voting securities of the Company in certain situations) or is otherwise deemed to "control" the Company under applicable regulatory standards may be subject to important restrictions, such as prior regulatory notice or approval requirements.

Affiliated Transactions
The VSCA contains provisions governing "Affiliated Transactions." Affiliated Transactions include certain mergers and share exchanges, material dispositions of corporate assets not in the ordinary course of business, any dissolution of the Company proposed by or on behalf of an Interested Shareholder (as defined below), or reclassifications, including reverse stock splits, recapitalizations or mergers of the Company with its subsidiaries which have the effect of increasing the percentage of voting shares beneficially owned by an Interested Shareholder by more than 5%. For purposes of the provisions governing Affiliated Transactions, the definition of an "Interested Shareholder" includes any beneficial owner of more than 10% of any class of the voting securities of a Virginia corporation.

Subject to certain exceptions discussed below, the provisions governing Affiliated Transactions require that, for three years following the date upon which any stockholder becomes an Interested Shareholder, a Virginia corporation cannot engage in an Affiliated Transaction with such Interested Shareholder unless it is approved by the affirmative vote of the holders of two-thirds of the voting shares of the corporation, other than the shares beneficially owned by the Interested Shareholder, and by a majority (but not less than two) of the "Disinterested Directors." A "Disinterested Director" is, with respect to a particular Interested Shareholder, a member of a corporation's Board of Directors who (i) was a member before the later of January 1, 1988 and the date on which an Interested Shareholder became an Interested Shareholder, and (ii) was recommended for election by, or was elected to fill a vacancy and received the affirmative vote of, a majority of the Disinterested Directors then on the Board. At the expiration of the three-year period, these provisions require approval of Affiliated Transactions by the affirmative vote of the holders of two-thirds of the voting shares of the corporation, other than those beneficially owned by the Interested Shareholder.

The principal exceptions to the special voting requirement apply to Affiliated Transactions occurring after the three-year period has expired and require either that the transaction be approved by a majority of the Disinterested Directors or that the transaction satisfy certain fair price requirements set forth in the statute. In general, the fair price requirements provide that the stockholders must receive the highest per share price for their shares as was paid by the Interested Shareholder for his shares or the fair market value of their shares, whichever is greater. The exceptions also require that, during the three years preceding the announcement of the proposed Affiliated Transaction, all required dividends have been paid, the Interested Shareholder has not become the beneficial owner of any additional voting shares except as part of the transaction that results in such Interested Shareholder becoming an Interested Shareholder, and no special financial accommodations have been accorded the Interested Shareholder unless approved by a majority of the Disinterested Directors.

Control Share Acquisitions
The VSCA also contains provisions regulating certain "Control Share Acquisitions," which are transactions causing the voting strength of any person acquiring beneficial ownership of shares of a public corporation in Virginia to meet or exceed certain threshold percentages (20%, 33 1/3% or 50%) of the total votes entitled to be cast for the election of directors. Shares acquired in a Control Share Acquisition have no voting rights unless: (i) the voting rights are granted by a majority vote of all outstanding shares other than those held by the acquiring person or any officer or employee director of the corporation, or (ii) the articles of incorporation or bylaws of the corporation provide that these Virginia law provisions do not apply to acquisitions of its shares. The acquiring person may require that a special meeting of the stockholders be held to consider the grant of voting rights to the shares acquired in the Control Share Acquisition. These provisions were designed to deter certain takeovers of Virginia public corporations. The Articles of Incorporation and Bylaws of the Company do not contain a provision that makes these statutes inapplicable to acquisitions of the Company's Common Stock.

Classification of Directors
The Company's Articles of Incorporation and Bylaws do not provide for a classified board of directors. Therefore, all directors serve one-year terms.  All directors will be elected at each annual meeting of stockholders.

Item  9.01 Financial Statements and Exhibits.

(d)	Exhibits
3.1.1	Articles of Amendment to Articles of Incorporation of Old Point Financial Corporation, effective May 26, 2016

10.15	Old Point Financial Corporation 2016 Incentive Stock Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: May 31, 2016
/s/ Robert F. Shuford, Sr.
Robert F. Shuford, Sr.
Chairman of the Board
President & Chief Executive Officer